Exhibit 99.1

For more information contact:

Bill Slater	Ellen Brook
Chief Financial Officer	Stapleton Communications Inc.
(408) 428-7801	(650) 470-0200
bslater@symmetricom.com	ellen@stapleton.com

Symmetricom Reports First Quarter FY2005 Results

Net Income Doubles Over Prior Quarter

SAN JOSE, Calif. — Oct. 27, 2004 — Symmetricom, Inc. (NASDAQ:SYMM), a leading worldwide supplier of network synchronization and timing solutions, today reported results for its fiscal first quarter, ended September 30, 2004.

Fiscal first quarter revenue was $52.0 million, an increase of $2.3 million, or 4.6 percent, over prior quarter revenue of $49.7 million, and an increase of $13.5 million, or 35.0 percent, over the same period last year. Net earnings for the fiscal first quarter were $4.5 million or $0.10 per share on a fully diluted basis, more than double the net earnings from the prior quarter. In the same period of the prior year, the company reported a loss of $2.3 million or $(0.05) per share.

Non-GAAP net earnings for the fiscal first quarter, which excludes certain items related to non-cash compensation, amortization of acquired intangibles, integration and restructuring charges and unusual and non-recurring charges, were $5.6 million, or $0.12 per share on a fully diluted basis, compared to a non-GAAP net loss of $0.8 million, or $(0.02) per share in the first quarter of fiscal year 2004.

“Our first quarter benefited from strong sales of our newer products for sync network upgrades in telecom central offices,” said Tom Steipp, president and CEO of Symmetricom. “Additionally, a number of factors came together in the quarter, which yielded a significant improvement in gross margins. Gross margins were 44.9 percent in the quarter, an improvement from 40.5 percent reported last quarter and 35.9 percent for the first quarter of fiscal 2004.”

Telecom Solution Division revenue for the quarter was $38.2 million, an increase of $1.9 million, or 5.4 percent over the prior quarter and an increase of $10.6 million, or 38.6 percent over the same period last fiscal year. As compared to the prior quarter, strong sales of wireline products were partially offset by weaker OEM revenue. Timing, Test & Measurement Division revenue was $13.8 million, an increase of $0.3 million, or 2.5 percent, over the prior quarter and up $2.9 million, or 26.1 percent, over the same period last fiscal year.

Outlook for Q2 FY05

Symmetricom expects second quarter FY05 revenue to be within a range of $46 million and $51 million. The company expects earnings to be between $0.05 and $0.09 per share.

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Symmetricom Reports Q1’05 Financial Results

Oct. 27, 2004

Investor Conference Call

As previously announced, management will hold a conference call to discuss these results today, October 27, 2004 at 1:30 p.m. Pacific Time. Those wishing to join should dial 517-308-9002, passcode “Symmetricom”. Please reference the conference leader: Thomas Steipp. A live webcast of the conference call will also be available via the company’s website at www.symmetricom.com or www.vcall.com. A replay of the call will be available for one week. To access the replay, please dial 888-568-0715.

About Symmetricom

Symmetricom, Inc. is a leading worldwide supplier of network synchronization and timing solutions. The company designs, manufactures, markets and provides services for wireline and wireless synchronization; space, defense and aerospace systems; and network time servers for the telecom, government and enterprise markets. Symmetricom is based in San Jose, California. For more information visit http://www.symmetricom.com.

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the non-GAAP Statements of Operations, Symmetricom excludes certain items related to non-cash compensation, amortization of acquired intangibles, integration and restructuring charges and unusual and non-recurring charges. Symmetricom believes that excluding such items provides investors and management with a representation of the Company’s core operating performance and with information useful in assessing our prospects for the future and underlying trends in Symmetricom’s operating performance. Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information is not determined using GAAP and should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the “Consolidated Statements of Operations (non-GAAP)” schedule provided in the press release.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning estimates of future revenue and earnings, as well as the information regarding the usefulness of the non-GAAP financial information. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include: reduced rates of demand for telecommunication products or test and measurement products, our customers’ ability and need to upgrade existing equipment, our ability to maintain gross margins, timing of orders, cancellation or delay of customer orders, difficulties in manufacturing products to specification or customer volume requirements, customer acceptance of new products, customer delays in qualification and field trials of new products, geopolitical risks such as terrorist acts and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including but not limited to, the report on Form 10-K for the year ended June 30, 2004 and subsequent Form 10-Q and Form 8-K filings.

Note: Financial schedules attached.

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Symmetricom Reports Q1’05 Financial Results

Oct. 27, 2004

SYMMETRICOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended September 30,
	2004	2003
Net revenue	$51,958	$38,478
Cost of products and services	27,649	23,233
Amortization of purchased technology	991	987
Integration and restructuring charges	—	442

Gross Profit	23,318	13,816
Gross Margin	44.9%	35.9%
Operating Expenses:
Research and development	4,129	4,759
Selling, general and administrative	13,179	11,477
Amortization of intangibles	167	193
Integration and restructuring charges	—	328

Operating income (loss)	5,843	(2,941)
Interest income	145	74
Interest expense	(134)	(151)

Earnings (loss) before income taxes	5,854	(3,018)
Income tax provision (benefit)	1,369	(762)

Net earnings (loss) from continuing operations	4,485	(2,256)
Loss from discontinued operations, net of tax	—	(34)

Net earnings (loss)	$4,485	$(2,290)

Earnings (loss) per share - basic:
Earnings (loss) from continuing operations	$0.10	$(0.05)
Loss from discontinued operations	—	—

Net earnings (loss)	$0.10	$(0.05)

Weighted average shares outstanding - basic	44,773	42,515

Earnings (loss) per share - diluted:
Earnings (loss) from continuing operations	$0.10	$(0.05)
Loss from discontinued operations	—	—

Net earnings (loss)	$0.10	$(0.05)

Weighted average shares outstanding - diluted	46,186	42,515

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Symmetricom Reports Q1’05 Financial Results

Oct. 27, 2004

SYMMETRICOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (non-GAAP)

(In thousands, except per share amounts)

(unaudited)

	Three months ended September 30,
	2004	2003
Net revenue	$51,958	$38,478
Cost of products and services	27,623	23,227

Gross Profit	24,335	15,251
Gross Margin	46.8%	39.6%
Operating Expenses:
Research and development	4,129	4,759
Selling, general and administrative	12,887	11,427
Amortization of intangibles	78	66

Operating income (loss)	7,241	(1,001)
Interest income	145	74
Interest expense	(134)	(151)

Earnings (loss) before income taxes	7,252	(1,078)
Income tax provision (benefit)	1,696	(277)

Net earnings (loss) from continuing operations	5,556	(801)
Loss from discontinued operations, net of tax	—	(34)

Net earnings (loss)	$5,556	$(835)

Earnings (loss) per share - basic:
Earnings (loss) from continuing operations	$0.12	$(0.02)
Loss from discontinued operations	—	—

Net earnings (loss)	$0.12	$(0.02)

Weighted average shares outstanding - basic	44,773	42,515

Earnings (loss) per share - diluted:
Earnings (loss) from continuing operations	$0.12	$(0.02)
Loss from discontinued operations	—	—

Net earnings (loss)	$0.12	$(0.02)

Weighted average shares outstanding - diluted	46,186	42,515

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Symmetricom Reports Q1’05 Financial Results

Oct. 27, 2004

Notes to Consolidated Statements of Operations (000’s)

(a)	The above non-GAAP Statements of Operations exclude the effects of the following:

•	For the three months ended September 30, 2004 and September 30, 2003, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax and the HP Communications Synchronization Business amounted to $991 and $987 respectively from cost of goods;

•	For the three month period ended September 30, 2003, integration and restructuring charges related to the Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business acquisitions of $770, of which $442 was excluded from cost of goods and $328 from operating expenses;

•	For the three months ended September 30, 2004 and September 30, 2003 the amortization of stock based compensation of $318 and $56 respectively; and

•	For the three months ended September 30, 2004 and September 30, 2003 amortization of other intangibles related to the Datum and TrueTime acquisitions of $89 and $127 respectively from operating expenses.

(b)	The above non-GAAP Statements of Operations assume a quarterly effective income tax rate of 23.4% and 25.0% for three-month periods ended September 30, 2004 and 2003 respectively.

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Symmetricom Reports Q1’05 Financial Results

Oct. 27, 2004

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Three months ended September 30, 2004
	GAAP	Adjustments		Non-GAAP
Net revenue	$51,958	$—		$51,958
Cost of products and services	27,649	(26	)(a)	27,623
Amortization of purchased technology	991	(991	)(b)	—

Gross Profit	23,318	1,017		24,335
Operating Expenses:
Research and development	4,129			4,129
Selling, general and administrative	13,179	(292	)(a)	12,887
Amortization of intangibles	167	(89	)(c)	78

Operating income	5,843	1,398		7,241
Interest income	145			145
Interest expense	(134)			(134)

Earnings before income taxes	5,854	1,398		7,252
Income tax provision	1,369	327	(d)	1,696

Net earnings	$4,485	$1,071		$5,556

Earnings per share - basic:
Net earnings	$0.10			$0.12

Weighted average shares outstanding - basic	44,773			44,773

Earnings per share - diluted:
Net earnings	$0.10			$0.12

Weighted average shares outstanding - diluted	46,186			46,186

(a)	The adjustment represents the amortization of stock based compensation.
(b)	The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax and the HP Communications and Synchronization Business.
(c)	The adjustment represents the amortization of other intangibles related to acquisition of Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business.
(d)	This adjustment is the tax impact of the above adjustments using the fiscal 2005 quarterly effective tax rate of 23.4%.

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Symmetricom Reports Q1’05 Financial Results

Oct. 27, 2004

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Three months ended September 30, 2003
	GAAP	Adjustments		Non-GAAP
Net revenue	$38,478	$—		$38,478
Cost of products and services	23,233	(6	)(a)	23,227
Amortization of purchased technology	987	(987	)(b)	—
Integration and restructuring charges	442	(442	)(c)	—

Gross Profit	13,816	1,435		15,251
Operating Expenses:
Research and development	4,759			4,759
Selling, general and administrative	11,477	(50	)(a)	11,427
Amortization of intangibles	193	(127	)(d)	66
Integration and restructuring charges	328	(328	)(c)	—

Operating (loss)	(2,941)	1,940		(1,001)
Interest income	74			74
Interest expense	(151)			(151)

Loss before income taxes	(3,018)	1,940		(1,078)
Income tax benefit	(762)	485	(e)	(277)

Net loss from continuing operations	(2,256)	1,455		(801)
Loss from discontinued operations, net of tax	(34)			(34)

Net loss	$(2,290)	$1,455		$(835)

Loss per share - basic:
Loss from continuing operations	$(0.05)			$(0.02)
Loss from discontinued operations	—			—

Net loss	$(0.05)			$(0.02)

Weighted average shares outstanding - basic	42,515			42,515

Loss per share - diluted:
Loss from continuing operations	$(0.05)			$(0.02)
Loss from discontinued operations	—			—

Net loss	$(0.05)			$(0.02)

Weighted average shares outstanding - diluted	42,515			42,515

(a)	The adjustment represents the amortization of stock based compensation.
(b)	The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax and the HP Communications and Synchronization Business.
(c)	The adjustment represents Integration and restructuring charges related primarily to the Datum and TrueTime acquistions.
(d)	The adjustment represents the amortization of other intangibles related to acquisition of Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business.
(e)	This adjustment is the tax impact of the above adjustments using the fiscal 2004 quarterly effective tax rate of 25.0%.

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Symmetricom Reports Q1’05 Financial Results

Oct. 25, 2004

SYMMETRICOM, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	September 30, 2004	June 30, 2004
ASSETS
Current assets:
Cash and cash equivalents	$37,403	$34,213
Short-term investments	17,820	13,398
Accounts receivable, net	26,501	28,941
Inventories, net	27,676	27,877
Prepaids and other current assets	9,259	9,720

Total current assets	118,659	114,149
Property, plant and equipment, net	26,753	27,936
Goodwill, net	49,248	49,248
Other intangible assets, net	13,520	14,665
Deferred taxes and other assets	40,092	41,092
Note receivable from employee	500	500

Total assets	$248,772	$247,590

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,869	$15,372
Accrued compensation	8,183	9,661
Accrued warranty	3,585	3,194
Other accrued liabilities	13,533	12,506
Current maturities of long-term obligations	1,115	1,128

Total current liabilities	37,285	41,861
Long-term obligations	8,287	8,827
Deferred income taxes	438	418

Total liabilities	46,010	51,106

Stockholders’ equity:
Common stock	175,785	174,293
Stockholder note receivable	(555)	(555)
Accumulated other comprehensive loss	(19)	(1)
Deferred stock-based compensation	(801)	(1,120)
Retained earnings	28,352	23,867

Total stockholders’ equity	202,762	196,484

Total liabilities and stockholders’ equity	$248,772	$247,590

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